                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of Report (date of earliest event reported):
                                MARCH 20, 1997



                             KINETIC VENTURES LTD.
            (Exact name of Registrant as specified in its Charter)
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DELAWARE                               0-25136                        33-0464753
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
                                                          Identification Number)


1095 WEST PENDER STREET -SUITE 850- VANCOUVER, BRITISH COLUMBIA, CANADA V6E 2M6
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                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (604) 689-1428


                        NEURO NAVIGATIONAL CORPORATION
                 3180 PULLMAN - COSTA MESA, CALIFORNIA  92626
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         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS:

     On March 20, 1997, Neuro Navigational Corporation, now known as Kinetic Ventures Ltd., a Delaware corporation (the "Company"), completed the sale of substantially all of its assets to Ballard Medical Products, a Utah corporation ("Ballard"). On February 28, 1997, Ballard, through a wholly owned subsidiary, delivered notice to the Company of its exercise of its option to purchase all the Company's assets pursuant to the Stock Purchase and Option Agreement entered into on July 17, 1995 as amended (the "Option Agreement"). The Option Agreement was approved by the Company's stockholders at a special meeting which took place on November 13, 1995.



     The purchase price for the assets was $4,245,422, plus an adjustment for prepaid rent of $2,233. Deducted from the purchase price were the $500,000 consideration paid for the option under the Option Agreement, $198,631 of liabilities assumed, $3,671,471 principal and interest owing by the Company to Ballard and liquid assets of $11,695, or a net purchase price deficiency of $134,142. The Company's 200,000 shares of Series A Preferred Stock were redeemed and retired. The Company paid the deficiency of $134,142 in the payment of the purchase price by issuing to Ballard at the closing its 10% promissory note due on demand.



     Concurrently, pursuant to authorization granted by the stockholders at the special meeting held on November 13, 1995, the Company changed its name to Kinetic Ventures Ltd. Also, effective March 20, 1997, the following executive officers and Directors resigned:



             NAME                            POSITION

             William J. Worthen              President, Chief Executive
                                              Officer and Director

             Richard D. Randall              Director

             Harold R. "Butch" Wolcott       Director

             Kenneth Sorenson                Director

     Following the completion of the transaction, the Company's executive officers and Directors are the following:

             NAME                            POSITION

             Brian Bayley                    President and Director

             A. Murray Sinclair, Jr.         Director

             Jennine M. Ballard              Director



     As a consequence of the sale of all its assets, the Company no longer has any material assets, liabilities or business operations. The Company's Board of Directors does not intend to liquidate the Company and intends to seek to raise additional capital to finance further business ventures. The terms on which such capital will be raised have not been established and there can be no assurance that the Company's management will be successful in raising additional capital or in locating or acquiring any further business ventures or that any such ventures as are acquired will be successful.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS:

      (a) Financial statements of businesses acquired.

          Not applicable.

      (b) Pro forma financial information.

          The following unaudited pro forma financial data is derived from the historical financial statements of the Company as of and for the year ended December 31, 1996 and are adjusted to reflect the sale of all the Company's assets at the closing (the "Closing") under the Option Agreement.

          The unaudited pro forma condensed balance sheet of the Company as of December 31, 1996 has been prepared assuming the Closing was consummated on December 31, 1996 and the unaudited pro forma statement of operations of the Company for the year ended December 31, 1996 has been prepared assuming the Closing occurred on January 1, 1996.

          The unaudited pro forma financial data are not indicative of the financial position or results of operations of the Company which would have actually occurred if the Closing had occurred at the dates presented or which may be obtained in the future.




                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                                        CLOSING
                                          HISTORIAL    ADJUSTMENT   PRO FORMA
-------------------------------------------------------------------------------
Cash                                           $ 105         ($95)          $10
Other Assets                                   2,271       (2,271)            0
Total Assets                              -------------------------------------
                                              $2,378      ($2,366)          $10
                                          =====================================

Liabilities                                     $450        ($450)           $0
Notes Payable to Ballard                       3,260       $3,125           134
Preferred Stock                                1,868       (1,868)            0
Stockholders' Deficit                         (3,202)       3,078          (124)
                                          -------------------------------------
Total Liabilities & Stockholders' Deficit     $2,376      ($2,366)          $10
                                          =====================================




                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                                        CLOSING
                                          HISTORICAL   ADJUSTMENT   PRO FORMA
--------------------------------------------------------------------------------

Sales                                         $2,103     ($2,103)           $0
                                          ------------------------------------
Gross Profit                                     686        (686)            0
                                          ------------------------------------
Operating Expenses                             3,598      (3,548)           50
                                          ------------------------------------
Other (Expense)                                 (143)        130           (13)
                                          ------------------------------------
Net Loss                                     ($3,059)     $2,992          ($67)
                                          ====================================


Net (Loss) Per Common Share                   ($0.31)                   ($0.01)
                                          ====================================
Weighted Average Number of
  Common Shares Outstanding                    9,934                     9,934
                                          ====================================



               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONDENSED BALANCE SHEET

     The adjustment represents the allocation of a total selling price of $4,247,000 and the redemption of the preferred stock for 19.5% of the cash remaining after the transactions. The consideration received includes the $500,000 option payment made in 1995, the assumption of the Company's liabilities and $3.7 million of the Ballard note outstanding at March 20, 1997.


PRO FORMA CONDENSED STATEMENT OF OPERATIONS

     The closing adjustment reflects the effect of the exercise of the Option as if it had occurred January 1, 1996. Therefore, the Company would have no operations for the year ended December 31, 1996 other than minimal administrative expenses, state franchise taxes, and interest expense on the note payable due Ballard.

     (c)  Exhibits.

          (i)  Certificate of Amendment filed March 20, 1997.

          (ii) Certificate of Correction filed April 7, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused thus report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Kinetic Ventures Ltd.



Dated:  April 23, 1997           By: /s/ Brian Bayley
                                     ----------------------------
                                     Brian Bayley, President

                                      -7-